EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of AMMO, Inc. (the " Company ") on Form 10-K for the year ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Fred W. Wagenhals, Chief Executive Officer (Principal Executive Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2018	By:	/s/ Fred W. Wagenhals
Name: Fred W. Wagenhals
Title: Chief Executive Officer (Principal Executive Officer)